UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2022
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)
(575) 424-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Virgin Galactic Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 135,489,068 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 52.41% of the Company’s common stock entitled to vote as of the April 14, 2022 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2022.

Item 1 – Election of directors to hold office until the Company’s annual meeting of stockholders to be held in 2023 and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Michael Colglazier	47,646,296	1,526,106	86,316,666
Evan Lovell	41,482,552	7,689,850	86,316,666
Wanda Austin	44,804,628	4,367,774	86,316,666
Adam Bain	46,026,466	3,145,936	86,316,666
Tina Jonas	47,536,435	1,635,967	86,316,666
Craig Kreeger	47,659,414	1,512,988	86,316,666
George Mattson	47,206,233	1,966,169	86,316,666
Wanda Sigur	47,706,111	1,466,291	86,316,666
W. Gilbert West	47,685,022	1,487,380	86,316,666

Item 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2022.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
132,815,639	1,831,859	841,570	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
32,421,833	16,209,489	541,080	86,316,666

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: June 13, 2022	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Executive Vice President, Chief Legal Officer and Secretary